UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): 6/12/2025

Gaming and Leisure Properties, Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	001-36124	46-2116489
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)
845 Berkshire Blvd., Suite 200
Wyomissing, PA 19610
(Address of principal executive offices)

610-401-2900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	GLPI	Nasdaq
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 12, 2025, at the 2025 Annual Meeting of Shareholders (the “Annual Meeting”) of Gaming and Leisure Properties, Inc. (the “Company”), the Company’s shareholders approved the Company’s Amended and Restated 2013 Long-Term Incentive Compensation Plan (the “2013 Plan”) to (i) increase the number of shares of common stock reserved for issuance thereunder by 4,500,000 shares, (ii) provide for changes to provisions relating to the reuse of unissued shares, (iii) give the board of directors of the Company (the “Board”) and the Compensation Committee of the Board discretion to determine whether and to what extent holders of phantom stock units, if any, will have shareholder rights, and (iv) to remove provisions related to prior plans and awards that no longer apply to the 2013 Plan. A summary of the material terms of the 2013 Plan has been previously reported in the Company’s 2025 proxy statement.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, all proposed measures passed, and the Company’s director nominees were re-elected. The final voting results for each of the matters and candidates submitted to a vote of stockholders at the Annual Meeting are as follows:

a)The election of seven directors, each to serve for a one-year term until the 2026 annual meeting of stockholders:

Name of Nominee	Votes For	Against	Abstentions	Broker Non-Votes
Peter M. Carlino	238,051,291	9,926,940	160,066	11,840,919
Debra Martin Chase	241,741,851	6,148,937	247,509	11,840,919
Carol “Lili” Lynton	246,376,163	1,575,473	186,661	11,840,919
Joseph W. Marshall, III	242,984,188	4,965,977	188,132	11,840,919
James B. Perry	237,346,102	10,622,436	169,759	11,840,919
Earl C. Shanks	246,400,574	1,559,142	178,581	11,840,919
E. Scott Urdang	244,605,155	3,355,437	177,705	11,840,919

b)    The ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2025 fiscal year:

Votes For:	258,401,808
Votes Against:	1,014,895
Abstentions:	562,513
Broker Non-Votes:	Not Applicable

c)    The non-binding advisory vote to approve the Company’s executive compensation:

Votes For:	237,794,484
Votes Against:	9,822,889
Abstentions:	520,924
Broker Non-Votes:	11,840,919

d)    The approval of the 2013 Plan:

Votes For:	241,013,472
Votes Against:	6,583,861
Abstentions:	540,964
Broker Non-Votes:	11,840,919

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 16, 2025	GAMING AND LEISURE PROPERTIES, INC.

	By:	/s/ Brandon J. Moore
	Name:	Brandon J. Moore
	Title:	President, Chief Operating Officer & Secretary

4